                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2001.

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
--------------------------------------------------------------------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number               Identification No.)
formation

9191 Towne Center Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

9191 Towne Center Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Former name re former address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   Changes in Control of Registrant
          --------------------------------
          Not Applicable


Item 2.   Acquisition or Disposition of Assets
          ------------------------------------
          Effective June 1, 2001, we completed the acquisition of the assets and liabilities of Laguna Niguel MRI located in Laguna Niguel, California for $1,250,000. The $1,250,000 was financed by a finance company payable over five years.


Item 3.   Bankruptcy or Receivership
          --------------------------
          Not Applicable


Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------
          Not Applicable


Item 5.   Other Events
          ------------
          Not Applicable


Item 6.   Resignation of Registrant's Directors
          -------------------------------------
          Not Applicable


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          a. Audited Financial Statements for years ended December 31, 2000 and 1999
          b. Pro forma Financial Information


Item 8.   Change of Fiscal Year
          ---------------------
          Not Applicable

Item 9.   Sales of Equity Securities Pursuant to Regulation S
          ---------------------------------------------------
          Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By: /s/ M. Lee Husebus
    -------------------------------------------
    M. Lee Hulsebus, Chief Executive Officer



By: /s/ Ross S. Seibert
    -------------------------------------------
    Ross S. Seibert, Chief Financial Officer

Dated: August 10, 2001

MIRACOR DIAGNOSTICS, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2000

                                                             TOTAL
Current assets:
    Cash and cash equivalents                           $     26,352
    Accounts receivable, net                               5,153,957
    Other                                                     31,985
                                                        -------------
      Total current assets                                 5,212,294

Property and equipment                                     8,403,030
Less accumulated depreciation                             (4,481,652)
                                                        -------------
      Property and equipment, net                          3,921,378

Intangible and other assets                                7,363,096
Less accumulated amortization                               (383,296)
                                                        -------------
    Intangible and other assets, net                       6,979,800
                                                        -------------
Total Assets                                            $ 16,113,472
                                                        =============

Current liabilities
    Accounts payable                                    $  1,087,454
    Accrued expenses                                         661,823
    Line of credit                                           917,364
    Notes payable - current                                1,306,340
    Capital lease obligations - current                    1,142,744
                                                        -------------
      Total current liabilities                            5,115,725

Notes payable - long-term                                  1,438,479
Capital lease obligations - long-term                      3,559,029
                                                        -------------
      Total long-term liabilities                          4,997,508

Minority Interest                                            218,913

Equity                                                     5,781,326
                                                        -------------
Total Liabilities and Equity                            $ 16,113,472
                                                        =============


PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT


                                                            TOTAL

Net revenue                                             $ 10,361,418
Sales, general and administrative expenses                (8,961,828)
                                                        -------------
Income from operations                                     1,399,590
Other expense                                               (784,215)
Minority interest                                           (106,690)
                                                        -------------
Net Income before income tax expense                         508,685
Income Tax Expense                                          (210,900)
                                                        -------------
Net Income                                              $    297,785
                                                        =============


The pro forma condensed consolidated financial statements as of December 31, 2000 and for the year then ended include the accounts of Miracor Diagnostics, Inc. and Laguna Niguel MRI, Inc. as if the acquisition had taken place on January 1, 2000.

The financial statements were adjusted as of January 1, 2000 giving effect to the amortization of goodwill which originated in the acquisition.

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.




                               Table of Contents



                                                                            Page
                                                                            ----

INDEPENDENT AUDITOR'S REPORT                                                   1

FINANCIAL STATEMENTS:

     Balance sheets                                                          2-3
     Statements of operations and changes in division account                4-5
     Statements of cash flow                                                 6-7

NOTES TO FINANCIAL STATEMENTS                                               8-12

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.

                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED
                           DECEMBER 31, 2000 AND 1999

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Laguna Niguel MRI, a division of
MICA Pacific, Inc., a wholly owned
subsidiary of U.S. Diagnostics, Inc.
West Palm Beach, Florida

We have audited the accompanying balance sheets of Laguna Niguel MRI, a division of MICA Pacific, Inc., a wholly owned subsidiary of U.S. Diagnostics, Inc. as of December 31, 2000 and 1999, and the related statements of operations and changes in division account and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Laguna Niguel MRI, a division of MICA Pacific, Inc., a wholly owned subsidiary of U.S. Diagnostics, Inc. as of December 31, 2000 and 1999, and the results of its operations and changes in division account and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Chastang, Ferrell, Sims & Eiserman, L.L.C.

June 28, 2001
Winter Park, Florida


                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999


ASSETS                                                           2000            1999
                                                              ------------   ------------
Current assets:
  Cash                                                        $       250    $       250
  Accounts receivable, net of allowance
     of $383,427 and $353,217, respectively (notes 2 and 5)       301,763        248,420
  Other receivable (note 2)                                        99,184        109,351
  Prepaid expenses                                                    400          7,357
                                                              ------------   ------------

     Total current assets                                         401,597        365,378
                                                              ------------   ------------

Property and equipment (note 2):
  Medical equipment (note 4)                                    1,678,566      1,644,266
  Computers and equipment                                          27,390         44,982
  Office equipment                                                 21,713         13,845
  Leasehold improvements                                          190,485        190,485
                                                              ------------   ------------
                                                                1,918,154      1,893,578
     Less:  accumulated depreciation                           (1,863,057)    (1,864,086)
                                                              ------------   ------------

          Net property and equipment                               55,097         29,492
                                                              ------------   ------------

Other assets                                                        5,683          5,683
                                                              ------------   ------------

          Total assets                                        $   462,377    $   400,553
                                                              ============   ============

                 The accompanying notes are an integral part of
                          these financial statements.

                                       2

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999


LIABILITIES AND DIVISION ACCOUNT                             2000         1999
                                                          ---------    ---------

Current liabilities:
  Accounts payable and accrued expenses                   $ 25,535     $ 36,626
  Lease payable (notes 2 and 4)                              5,524            -
  Due to parent company (note 2)                            97,708      360,522
                                                          ---------    ---------
     Total current liabilities                             128,767      397,148
                                                          ---------    ---------

Long-term liabilities:
  Lease payable (notes 2 and 4)                             28,342            -
                                                          ---------    ---------

Division account (note 1)                                  305,268        3,405
                                                          ---------    ---------

     Total liabilities and division account               $462,377     $400,553
                                                          =========    =========





                 The accompanying notes are an integral part of
                          these financial statements.


                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
            STATEMENTS OF OPERATIONS AND CHANGES IN DIVISION ACCOUNT
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                               2000           1999
                                                           ------------   ------------
Revenue:
  Professional fees, net of billing adjustments (note 2)   $ 1,635,369    $ 1,211,390
                                                           ------------   ------------

Operating expenses:
  Personnel costs                                              319,975        215,115
  Reading fees                                                 318,692        231,249
  Parent Company overhead charges (note 2)                     169,303         96,264
  Maintenance and repairs                                       74,591         65,766
  Office rent (note 3)                                          69,318         69,905
  M.R.I. supplies and film                                      68,137         68,683
  Travel and entertainment                                      23,030         18,262
  Telephone                                                     15,685         40,352
  Office expense                                                15,369         11,998
  Marketing                                                      9,489         13,609
  Taxes, licenses and permits                                    9,381         12,291
  Depreciation and amortization (note 2)                         8,478        155,967
  Insurance                                                      6,792          8,842
  Temporary services                                             5,393            400
  Utilities                                                      3,710          4,723
  Recruiting                                                     3,019          1,103
  Miscellaneous expenses                                         1,548          5,150
                                                           ------------   ------------

     Total operating expenses                                1,121,910      1,019,679
                                                           ------------   ------------

Other income (expense):
  Interest expense (note 4)                                       (479)          (585)
  Loss on sale of asset                                           (217)             -
                                                           ------------   ------------

     Total other income (expense)                                 (696)          (585)
                                                           ------------   ------------

Income before income tax expense                           $   512,763    $   191,126

Income tax expense (note 2)                                    210,900         68,100
                                                           ------------   ------------

Net income                                                     301,863        123,026

Division account, beginning of year                              3,405       (119,621)
                                                           ------------   ------------

Division account, end of year                              $   305,268    $     3,405
                                                           ============   ============



                 The accompanying notes are an integral part of
                          these financial statements.

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                            2000         1999
                                                         ----------   ----------

Cash flows from operating activities:
    Net income                                           $ 301,863    $ 123,026
    Adjustments to reconcile net income to net
      cash provided by operating activities:
        Depreciation                                         8,478      155,967
        Loss on sale of asset                                  217            -
        (Increase) decrease in assets:
            Accounts receivable                            (53,343)     (54,844)
            Other receivable                                10,167      (37,928)
            Prepaid expenses                                 6,957        5,130
            Other assets                                         -        2,512
        Increase (decrease) in liabilities:
            Accounts payable and accrued expenses          (11,091)       1,316
            Due to parent company                         (262,814)    (192,023)
                                                         ----------   ----------

        Net cash provided by operating activities              434        3,156
                                                         ----------   ----------

Cash flows from investing activities:
    Acquisition of property and equipment                        -       (3,156)
                                                         ----------   ----------

Cash flows from financing activities:
    Payments on obligation under lease payable                (434)           -
                                                         ----------   ----------





                 The accompanying notes are an integral part of
                          these financial statements.

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                            2000         1999
                                                         ----------   ----------

Net change in cash and cash equivalents                  $       -    $       -

Cash and cash equivalents, beginning of year                   250          250
                                                         ----------   ----------

Cash and cash equivelants, end of year                   $     250    $     250
                                                         ==========   ==========


Supplemental disclosures of cash flow information:
    Interest paid was $479 and $585 in 2000 and 1999, respectively.

Supplemental disclosures of non-cash investing and financing activities:
    Capital lease obligations of $34,300 were incurred for equipment under lease agreements in 2000.









                 The accompanying notes are an integral part of
                          these financial statements.

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


NOTE 1 - ORGANIZATION:

Laguna Niguel MRI (the "Division") is a division of MICA Pacific, Inc. MICA Pacific, Inc. is a wholly owned subsidiary of U.S. Diagnostics, Inc. (the "Parent Company"). (MICA Pacific, Inc.) is a California Corporation and was incorporated in February 1990. The Division has an office in Laguna Niguel, California and provides scanning and reading services to the medical industry using a magnetic resonance imaging machine ("MRI").

The Division's accounts are included in the accounting records of MICA Pacific, Inc. accordingly, division financial statements are prepared by extracting the account balances for the Division from MICA Pacific, Inc.'s accounting records. The accompanying financial statements include only those accounts applicable to the Division. The difference between the assets and liabilities of the Division is reflected in the Division Account on the accompanying balance sheets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Cash and cash equivalents
-------------------------

For purposes of the statements of cash flows, the Division considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Basis of accounting
-------------------

The accompanying financial statements are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

Accounts receivable
-------------------

Accounts receivable are recorded at net realizable value and have been reduced for known and estimated billing adjustments.

Other receivable
----------------

Other receivable relates to amounts owed to the Division for their portion of cash receipts collected by the Division's radiology group.

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Fair values of financial instruments
------------------------------------

The following methods and assumptions were used by the Division in estimating its fair value disclosures for financial instruments:

     Cash and cash equivalents and other receivable - The carrying amount approximates fair value because of the short period to maturity of these instruments.

     Lease payable - The fair value of lease payable is estimated based on interest rates for the same or similar debt offered to the Division having the same or similar remaining maturities and collateral requirements.

Use of estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Property and equipment
----------------------

Property and equipment is recorded at cost. Depreciation has been provided in the financial statements on the straight-line method at rates based on reasonable estimates of useful lives, which fall within the following ranges for major asset classifications:

         Medical equipment                     3-7 years
         Computers and equipment               3-5 years
         Office equipment                        5 years
         Leasehold improvements                3-7 years

Maintenance, repairs and minor renewals are charged to earnings in the year in which the expense is incurred. Additions, improvements and major renewals are capitalized.

The costs of assets retired or sold, together with the related accumulated depreciation, are removed from the accounts, and any profit or loss on disposition is credited or charged to earnings.

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Due to parent company
---------------------

In addition, overhead of the Parent Company was allocated in 2000 and 1999 to the Division based on the Division's pro-rata share of the consolidated revenue of the Parent Company. Overhead allocated includes corporate salaries, payroll taxes, employee benefits and professional fees.

Cash disbursements for the Division are made by the Parent Company and charged to the Division through the Due to parent Company's account. All cash receipts are transferred to the Parent Company and credited to the Division through this account.

Charges or credits for income tax expense or the recording of deferred income tax assets or liabilities are also recorded through this account.

Capital leases
--------------

Included in property and equipment on the balance sheet at December 31, 2000, is $34,300 in medical equipment held under capital leases.

Income taxes
------------

The Division files consolidated Federal and state income tax returns with the Parent Company. Income taxes are reflected on the accompanying statements of operations based on the maximum combined Federal and state statutory rates, considering the effect of graduate rates. The effect of the income tax expense is recorded as an adjustment to the Due to Parent Company account.

NOTE 3 - COMMITMENTS:

In January 1992 the MICA Pacific, Inc. signed an office lease agreement for office space in Laguna Niguel, California for the period from July 1992 through July 1999. The lease required monthly rental payments of $3,573 for the first year. Annual rent increases were determined by the Consumer Price Index for Los Angeles-Anaheim-Riverside as published by the United States Department of Labor. In August 1999 the lease was amended and the lease term was extended through July 2002. Commencing August 1999, monthly rent is $4,724 for the first year. Annual rent increases are determined by the Consumer Price Index, with the minimum increase being 2% and the maximum being 4%. Rent expense was $69,318 and $69,905 for the years ended December 31, 2000, and December 31, 1999, respectively.

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


NOTE 3 - COMMITMENTS (CONTINUED):

In June 1997 the Parent Company entered into a service agreement for the Division's MRI Machine. The contract required monthly payments of $5,583 and expired in May 2000. The Parent Company renewed the service agreement in June 2000. The agreement requires monthly payments of $5,583 and expires May 2002.

Future minimum rental payments required under these noncancellable operating leases as of December 31, 2000 are as follows:

                    Year
                  --------
                    2001                     $  136,620
                    2002                         69,339
                                             -----------
                                             $  205,959
                                             ===========


NOTE 4 - INDEBTEDNESS:

Lease payable
-------------

In July 2000, MICA Pacific, Inc. entered into a capital lease agreement for a laser imaging device. The lease requires monthly principal and interest payments of $741. The lease is for sixty months and has been capitalized using an interest rate of 10.75%.

Future minimum lease payments on the above capital lease are as follows at December 31, 2000:

          Year
        --------
          2001                                           $   8,898
          2002                                               8,898
          2003                                               8,898
          2004                                               8,898
          2005                                               8,157
                                                         ----------
        Total minimum lease payments                        43,749
        Less: amount representing interest                  (9,883)
                                                         ----------
        Present value of minimum lease payments             33,866
        Less: current portion of lease obligations          (5,524)
                                                         ----------
        Long-term portion of lease obligations           $  28,342
                                                         ==========

Interest expense related to this capital lease was $307 for the year ended December 31, 2000.

                        LAGUNA NIGUEL MRI, A DIVISION OF
                       MICA PACIFIC, INC., A WHOLLY OWNED
                      SUBSIDIARY OF U.S. DIAGNOSTICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


NOTE 5 - CONCENTRATION OF CREDIT RISK:

The Division operates and grants credit to customers in California. In addition, the Division files claims with numerous insurance carriers, managed care groups and Medicare and Medicaid located throughout the United States. Financial instruments subject to credit risk include accounts receivable. Consequently, the Division's ability to collect the amounts due from customers, managed care groups, insurance companies and government agencies may be affected by economic fluctuation and governmental regulations in the healthcare industry.

NOTE 6 - SALE OF DIVISION:

In June 2001, MICA Pacific, Inc. sold the majority of the Division's assets and liabilities for $1,250,000 to Miracor Diagnostics, Inc., a publicly-held entity. In addition, MICA Pacific, Inc. could be paid an additional $100,000, which is contingent upon the collection of a specific amount of accounts receivable.